Exhibit 10.1







                            ASSET PURCHASE AGREEMENT

                                 by and between

                   NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.,

                                       and

                          NCES EQUIPMENT COMPANY, INC.

                            collectively, as Seller,

                                       and

                              VERIDIUM CORPORATION,

                                       and

                             ENVIROSAFE CORPORATION,

                           collectively, as Purchaser,

                            Dated as of April 1, 2005

                                    V.3.31.05

                            ASSET PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 1st day of April, 2005

AMONG:

               VERIDIUM CORPORATION, a company formed pursuant to the laws of the State of Delaware and having an office for business located at 14B Jan Sebastian Drive, Sandwich, Massachusetts 02563 (referred to herein individually as "Veridium" or together with EnviroSafe as the "Purchaser")

AND:

               ENVIROSAFE CORPORATION, a company formed pursuant to the laws of the State of Massachusetts and having an office for business located at 14B Jan Sebastian Drive, Sandwich, Massachusetts 02563 (referred to herein individually as "EnviroSafe" or together with Veridium as the "Purchaser")

AND:

               NORTH COUNTRY ENVIRONMENTAL SERVICES, INC., a company formed pursuant to the laws of the State of Massachusetts and having an office for business located at 31 Granite Street, Suite 8, Milford, Massachusetts (referred to herein individually as "NCES" or together with NCES Equipment as the "Seller")

AND:

               NCES EQUIPMENT COMPANY, INC., a company formed pursuant to the laws of the State of Massachusetts and having an office for business located at 31 Granite Street, Suite 8, Milford, Massachusetts (referred to herein individually as "NCES Equipment" or together with NCES as the "Seller")

WHEREAS:

A. The Purchaser is an environmental services provider specializing in the recycling and reuse of industrial hazardous waste that provides transportation, storage, disposal, remediation and recycling services for public and private sector clients;

B. The Seller is engaged in the business of providing environmental services through the operation of service centers in Sagamore Beach, Massachusetts, Milford, Massachusetts, and Barre, Vermont (the "Business") incidental to which it has certain assets including but not limited to the following:

     (a)  Accounts   receivable,   inventories,   prepaid   expenses  and  other
          miscellaneous assets;

     (b)  Certain equipment and vehicles;

     (c)  Certain computer equipment and fixtures, furniture and the like;

     (d)  Certain telephone and facsimile numbers; and,

C. The Purchaser desires to purchase and acquire and the Seller desires to sell, convey, assign and transfer, or cause to be sold, conveyed, assigned and transferred, to the Purchaser, the Seller's Assets.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

As used herein, the terms below shall have the following meanings:

     (a)  "Accounts Receivable" has the meaning set forth in Section 2.1(a)(i).

     (b) "Affiliate" of a Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person.

     (c)  "Agreement" means this Asset Purchase Agreement.

     (d)  "Assumed Liabilities" has the meaning set forth in Section 2.3.

     (e)  "Balance Sheet" means the balance sheet of the Business.

     (f)  "Business" has the meaning set forth in the Recitals.

     (g)  "Closing" has the meaning set forth in Section 3.1.

     (h)  "Closing Date" has the meaning set forth in Section 3.1.

     (i)  "Customer   Contracts"   has  the   meaning   set  forth  in   Section
          2.1(b)(ii)(A).

     (j) "Excluded Liabilities" means any liabilities and obligations with respect to, arising out of or relating to, the ownership, possession or use of the Seller's Assets and the operation of the Business prior to the Closing Date except those liabilities expressly assumed pursuant to Section 2.3 hereunder.

     (k)  "Financial Statements" has the meaning set forth in Section 4.4.

     (l) "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     (m) "Governmental Entity" means any federal, state, provincial, local, county or municipal government, governmental, judicial, regulatory or administrative agency, commission, board, bureau or other authority or instrumentality, domestic or foreign.

     (n) "Person" means an individual, corporation, partnership, association, limited liability company, trust, joint venture, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended).

     (o)  "Purchase Price" has the meaning set forth in Section 2.5

     (p)  "Purchaser" has the meaning set forth in the Preamble.

     (q)  "Seller" has the meaning set forth in the Preamble.

     (r)  "Seller's Assets" has the meaning set forth in Section 2.1.

Section 1.2       Captions and Section Numbers

The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section 1.3       Section References and Schedules

Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement

Section 1.4 Severability of Clauses

If any part of this Agreement other than Section 2.5 is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                   ARTICLE II
                           PURCHASE AND SALE OF ASSETS

Section 2.1        Acquired Assets

On the terms and subject to the conditions set forth in this Agreement, at the Closing the Seller shall sell, assign, transfer, convey, and deliver to the Purchaser free and (where applicable) clear of all liens, claims, interests and encumbrances of any nature, and the Purchaser shall purchase and accept from the Seller the assets of the Seller (the "Seller Assets") as hereinafter described (collectively, the assets set forth in this Section 2.1 are referred to as "Seller's Assets"). Any liens or encumbrances assumed by Purchaser are identified in Schedule 2.2:

     (a) all legal and beneficial right, title, and interest of the Seller, whether prospective or actual, in and to the Seller Assets, whether tangible or intangible, real, personal or mixed, wherever situated, owned, held or used by the Seller or in which the Seller has any right, title or interest that is owned, directly or indirectly, leased or otherwise held primarily for use in the Business and specifically including the following:

          (i) all accounts receivable arising out of the operation of the Business existing on the date hereof including, without limitation, those listed or described on Schedule 2.1(a)(i), or arising in the ordinary course under the Customer Contracts after the date hereof (the "Accounts Receivable");

          (ii) all rights and incidents of interest of the Seller to:

               (A) all of the services agreements between the Seller and a customer in any way relating to the Business (the "Customer Contracts") existing on the date hereof or arising in the ordinary course after the date hereof and listed or described on Schedule 2.1(a)(ii)(A) (which Schedule will be provided by Purchaser prior to the Closing Date);

               (B) the agreements, contracts and arrangements between the Seller and a vendor or other third party providing goods or services relating to the Business listed on Schedule 2.1(a)(ii)(B) (which Schedule will be provided by the Purchaser prior to the Closing Date);

               (C) all of the rights of the Seller regarding confidentiality and/or non-competition with respect to its current and former employees; and

          (iii)all equipment, computers, furniture, furnishings, fixtures, office supplies, vehicles and all other tangible personal property currently owned by, or on order to be delivered to, the Seller, that are used in the operation of the Business or are located on, or to be delivered to, any owned real property or premises subject to the real property leases (collectively, the "Tangible Personal Property"), including without limitation, such of the foregoing as are listed or described on Schedule 2.1(a)(iii);

          (iv) all trade names, trademarks, registered copyrights, service marks, trademark registrations and applications, service mark registrations and applications, copyright registrations and applications, internet addresses and other internet related assets used primarily in the operation of the Business as are listed or described on Schedule 2.1(a)(iv) (the "Intellectual Property");

          (v) all rights and claims under all contracts, warranties, representations and guarantees made by suppliers, manufacturers and contractors in connection with the Seller's Assets and all rights and claims relating to Assumed Liabilities except those shown or described on Schedule 2.1(a)(v);

          (vi) all licenses, permits, authorizations and approvals issued to the Seller by any Governmental Entity relating to the operation of the Business, including without limitation, such of the foregoing as are listed or described on Schedule 2.1(a)(vii);

          (vii)all surety bonds, collateral bonds, letters of credit, cash trusts, cash deposits or the proceeds thereof for the Financial Assurance requirements or performance bond requirements, whether or not required under applicable Environmental Laws;

          (viii) all books and records of the Business;

          (x) all inventories of supplies and spare parts of the Seller relating to the operation of the Business;

          (xi) the  following  telephone  numbers:   (508)  634-9800  and  (508)
               634-8259   (facsimile)  and  those  numbers  listed  on  Schedule
               2.1(a)(xi);

          (xii) all goodwill primarily related to the Business; and,

          (xiii) to the extent assignable, rights of indemnification from all non-affiliated third parties for liabilities and obligations relating to the Business or the Seller's Assets.

Section 2.2       Encumbrances

The sale and transfer of the Seller's Assets at the time of the Closing shall be free and clear of all obligations, security interests, liens and encumbrances, except as identified above and described in Schedule 2.2 and other schedules attached hereto, or unless expressly assumed in writing by the Purchaser.

Section 2.3       Assumed Liabilities

On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Purchaser shall assume from the Seller and thereafter pay, perform or otherwise discharge in accordance with their terms all of the liabilities and obligations of the Seller with respect to, arising out of or relating to, the ownership, possession or use of the Seller's Assets and the operation of the Business other than the Excluded Liabilities, including without limitation the following:

     (a) the Wellesley Co-operative Bank line of credit facility in the approximate amount of $355,000 (which amount is to be paid off at the Closing hereof);

     (b) certain Seller officer loans in the approximate amount of $178,000 (which amount is to be paid off at the Closing hereof); and,

     (c) liabilities and obligations with respect to, arising out of or relating to, the ownership, possession or use of the Seller's Assets and the operation of the Business arising after the Closing Date, as well as accounts payable, accruals for expected accounts payable, notes payable, accrued salaries and wages, and other accrued miscellaneous expenses associated with the Business, as shown in
          Schedule 2.3.

Section 2.4       Excluded Liabilities

Notwithstanding anything to the contrary contained in this Agreement, and except as set forth in Section 2.3 above and as set forth on Schedule 2.3 hereto, Purchaser shall not assume or agree to pay, perform or otherwise discharge or have any liability whatsoever for any Excluded Liabilities or any other liabilities, obligations or expenses, if any, of Seller whatsoever other than the Assumed Liabilities. Included in the foregoing, without limitation of the Excluded Liabilities, are the following:

     (a) Purchaser does not assume or agree to pay, satisfy, discharge or perform, and shall not be deemed by virtue of the execution and delivery of this Agreement or the conveyance of the Assets hereunder, or of any instrument, paper or document delivered by it pursuant to this Agreement, or as a result of the consummation of the transactions contemplated by this Agreement, to have assumed, or to have agreed to pay, satisfy, discharge or perform, any liability, obligation or indebtedness of Seller (whether absolute, accrued, or contingent, whether filed or asserted prior to or after the Closing Date and whether arising out of or in any way connected with the Assets or Business of Seller or otherwise except those set forth on Schedule 2.3 or included in Section 2.3 hereof) all of which, Seller agrees to pay, satisfy, discharge and perform. Without limitation of the foregoing, the following liabilities shall not be assumed by Purchaser:

          (i) any obligation or liability of Seller to perform this Agreement or relating to the breach of any representation or warranty made by Seller hereunder;

          (ii) any obligation or liability of Seller for expenses, taxes, commissions, fees and charges, legal costs and damages incident to the preparation of this Agreement or the consummation of the transactions contemplated hereby;

          (iii)any liability of Seller to its stockholders, members, equity owners or to its creditors, including with respect to trade creditors or landlords or lessors or disputes with stockholders, members, equity owners or any and all other accounts payable or liabilities (except such specific amounts as are expressly assumed by Purchaser and subject to Section 2.3 hereof);

          (v) any liability of Seller with respect to its capital stock, membership units, or other securities of Seller or any warrants, options or rights to purchase its capital stock, membership units or other securities;

          (vi) any liability claimed as a result of any service provided by Seller, or any liability for death, personal injuries (including libel or slander), property damages or incidental or consequential damages relating to any act or omission alleged to have been taken by Seller prior to the Closing Date;

          (vii) any liability for claims based solely upon Seller's negligence:

          (viii) any liability or obligation under any agreement binding upon Seller, including, without limitation, any liability or obligation resulting from any breach or failure of Seller to perform or any alleged breach or failure to perform prior to the Closing Date or any liability for non-performance with respect to any agreement which cannot be timely performed after the Closing Date;

          (ix) any liability or obligation, prior to the Closing Date, under any collective bargaining agreement with any labor union or liability for claims thereunder including, without limitation, any liability for premature withdrawal from any multi-employer plan.

          (x) any liability to employees or former employees of Seller or any of their respective beneficiaries, heirs or assignees, including
               (i) any liabilities arising by virtue of any collective bargaining relationship or agreement or pursuant to the National Labor Relations Act or any other labor relations law or pursuant to any employment agreement, (ii) any liabilities for workers' compensation, and (iii) any liabilities or obligations under any ERISA Plan Compensation Commitment or any other agreements or understandings involving employees of Seller;

          (xi) any liability to the Pension Benefit Guaranty Corporation or United States Department of Labor or any similar organization, whether arising out of the employment by Seller of any employees or former employees or otherwise;

          (xii)any liability under any law ordinance, rule or regulation including, without limitation, antitrust, civil rights, health, safety, labor, discrimination and environmental laws, ordinances, rules and regulations, including, without limitation, any environmental clean-up liability;

          (xiii) any liability arising out of or based upon any action, suit, claim, investigation, consent decree, review or proceeding, at law or in equity or before any Federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, that exists now or at the Closing or that arises after the Closing with respect to matters occurring at or prior to the Closing; and,

          (xiv)any liability under any compensation commitment of Seller or any liability in connection with the layoff, termination or other action or inaction affecting Sellers' employees, including, but not limited to, claims arising out of or related to Seller's obligations under the Labor Management Relations Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, all state fair employment practice laws, ERISA, COBRA, any collective bargaining agreement to which any Seller is a party, and any individual or other collective contracts of employment.

Section 2.5       Purchase Price

In consideration for the Seller's Assets, the Purchaser shall: (a) pay off Seller's line of credit facility with Wellesley Co-operative Bank at the Closing by the sum of THREE HUNDRED FIFTY-FIVE THOUSAND DOLLARS ($355,000) in cash by wire transfer of immediately available funds; (b) pay off Seller's loan to Rob Berger at the Closing by the sum of ONE HUNDRED SEVENTY-EIGHT THOUSAND DOLLARS ($178,000), FIFTY THOUSAND DOLLARS ($50,000) of such amount shall be paid in cash by wire transfer of immediately available funds, and ONE HUNDRED TWENTY-EIGHT THOUSAND DOLLARS ($128,000) of this amount shall be paid out of the earnings before interest, taxes depreciation and amortization of the Business in the form of cash or, at the sole option of Rob Berger, shares of Veridium common stock, on or before the end of the sixth month after the Closing; and (c), issue to Seller shares of Veridium common stock in the amount of SEVENTY-FIVE THOUSAND DOLLARS ($75,000).

                                   ARTICLE III
                                   THE CLOSING

Section 3.1       Closing

The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on or before April 30, 2005 at (i) the offices of Purchaser's attorney or, (ii) if requested by the Purchaser at least two (2) business days prior to the Closing, at the Purchaser's place of business (the date of the Closing being herein referred to as the "Closing Date").

Section 3.2       Deliveries at Closing

     (a)  At the Closing, the Seller shall deliver to the Purchaser:

          (i)  duly  executed   instruments  or  other  evidence  sufficient  to
               transfer to Purchaser Seller's Assets;

          (ii) duly executed bills of sale, substantially in the form of Exhibit A attached hereto, transferring Seller's Assets to Purchaser;

          (iii)an employment agreement, substantially in the form of Exhibit B attached hereto, duly executed by Paul Connors;

          (iv) Seller's  Assets  (as set  forth  on  Schedule  2.1),  by  making
               Seller's Assets available to Purchaser at their locations as of the Closing Date; and,

          (v) any documents or certificates that are necessary to transfer to Purchaser good, clear and marketable title all of the Assets and assignments of all Company Contracts, and (ii) all opinions, certificates and other instruments and documents required by the terms of this Agreement to be delivered by Seller at or prior to Closing or otherwise required in connection with the Acquisition.

     (b)  At the Closing, the Purchaser shall deliver to the Seller:

          (i) the cash portion of the Purchase Price by wire transfer in immediately available funds paid directly to Wellesley Co-operative Bank and Rob Berger in accordance with the Purchase Price provisions hereof;

          (ii) Veridium common stock in accordance with the Purchase Price provisions hereof; and,

          (iii)all documents required to be delivered by Purchaser to Seller at or prior to the Closing Date in connection with this Agreement.

Section 3.3       Post-Closing Matters

Forthwith after the Closing, the parties, as the case may be, agree to use all their best efforts to:

     (a)  issue a news release reporting the Closing;

     (b) file a Form 8K with the Securities and Exchange Commission disclosing the terms of this Agreement within 4 days of the Closing and, not more than 60 days following the filing of the Form 8K, file and amended Form 8K which includes the financial statements of Seller as well as pro forma financial information of Purchaser and Seller as required by
          Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

Seller represents and warrants that as of the date hereof and as of the Closing Date, the following representations shall be true and correct and in full force and effect:

Section 4.1       Organization and Good Standing

North Country Environmental Services, Inc. and NCES Equipment Corporation each is a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the corporate power and authority to own, lease and operate the Assets used in the Business and to carry on the Business as now being conducted.

Section 4.2       Authority, Approvals and Consents

Seller has the corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by the Board of Directors of Seller and by their respective stockholders and no other corporate or other proceedings on the part of Seller are necessary to authorize and approve this Agreement and the transactions contemplated hereby. Seller hereby expressly represents that they have fully and properly complied with all aspects of applicable Massachusetts corporate law in entering into this Agreement and for consummating the transactions contemplated hereunder. This Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

Except  as set  forth or  referred  to  above on  Schedule  4.2(ii)  hereto,  no authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority is necessary to be obtained or made by Seller to enable Purchaser to continue to conduct the Business and use the Assets after the Closing in a manner which is in all material respects consistent with that in which the Business is presently conducted and as the Assets are currently utilized. Furthermore, no authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority, creditor or other party is necessary to be obtained or has not been obtained by Seller prior to Closing to effectively convey to Purchaser good, clear and marketable title to the Assets, free of any and all claims of any party with respect thereto (except as set forth in Section
4.4 herein below and provided in Schedule 4.2(ii)).

Section 4.3       Consents and Approvals

No consent, approval, or authorization of, or declaration, filing, or registration with, any Governmental Entity will be required to be made or obtained by Seller in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, except as set forth on Schedule 4.2(ii) hereto. Excluded from the foregoing are any and all state or federal environmental regulatory agency requirements or filings which shall be Purchaser's sole responsibility; provided, however, that Seller does hereby agree to provide reasonable cooperation to assist Purchaser's satisfaction of such requirements.

Section 4.4       Financial Information

Schedule 4.4 contains an unaudited Balance Sheet and income statement prepared by the finance and accounting staff of Seller for the Business as of December 31, 2004, with the representation that they have been prepared in accordance with GAAP (the "Financial Statements") on a review (not audited) basis (with exception for footnotes, summaries and statements of cash flows). The Financial Statements were prepared by Sellers and have not been reviewed by an independent certified public accounting firm. Except as set forth on Schedule 4.4 hereto, the Financial Statements are in accordance with the books and records of the Seller and fairly and accurately present the financial position, results of operations, stockholder's equity and cash flows of Seller as of the dates and for the periods indicated, in each case in conformity with GAAP, consistently applied (with exception for footnotes, summaries and statements of cash flows). The statements of income included in the Financial Statements do not contain any items of special or nonrecurring income except as expressly specified therein, and the balance sheets included in the Financial Statements do not reflect any write-up or revaluation increasing the book value of any Assets. The books and accounts of Seller are complete and correct and fully and fairly reflect all of the transactions of Seller and are presently located solely at the offices of Seller and not at any other location.

Section 4.5       Title to Property/Assets

The Seller's Assets comprise all of the property and assets of the Business, and no other person, firm or corporation owns any assets used by Seller or its subsidiaries in operating the Business, whether under a lease, rental agreement or other arrangement. Except as set forth in Schedule 4.5 attached hereto and incorporated herein by this reference verbatim and at length, the sale of the Assets by Seller pursuant hereto will effectively convey to Purchaser all of the Assets, including all tangible and intangible assets and properties of Seller, as specified on Schedule 2.2. Seller has good, clear and marketable title to all of the Assets and to all other properties reflected on the Financial Statements or acquired after the date thereof (other than properties and assets sold or otherwise disposed of after the date thereof in the ordinary course of business), and each such Asset is held free and clear of (i) all leases, licenses and other rights to occupy or use such property and (ii) all Security Interests, rights of way, easements, restrictions, exceptions, variances, reservations, covenants or other title defects or limitations of any kind, except (with respect to all such properties) those set forth on Schedule 4.5 hereto, none of which has a Material Adverse Effect on such property or its present or contemplated use in the Business. All Equipment is in good operating and working condition for its continued use as it has been used in the Business.

Section 4.6       Absence of Material Adverse Change; Conduct of Business

Since December 31, 2004, there has been no Material Adverse Effect and there is no condition, development or contingency of any kind existing or in prospect which, so far as reasonably can be foreseen at this time, may result in any Material Adverse Effect to the Business or which would violate Section 6.1 hereof. With the exception of transactions listed on Schedule 4.6, since December 31, 2004:

     (a) Seller has not sold or transferred any assets that are material to the Business other than in the ordinary course of business;

     (b) the has been no labor dispute, strike, union organizational activity allegation or other similar occurrence which might reasonably be expected to materially and adversely affect the Business; and

     (c) Seller has not taken any actions which would adversely effect the Financial Statements or any Company Agreements and has not obtained any information relative to the Financial Statements or any Company Agreements which has not been disclosed to Purchaser.

Section 4.7       No Undisclosed Liabilities

Seller has not incurred any liabilities or obligations that would both be required to be reflected or provided for in a Balance Sheet prepared in accordance with the policies, procedures and methods used to prepare the Financial Statements.

Section 4.8       No Violations

Except as set forth in Schedule 4.2(ii), Neither the execution, delivery, or performance of this Agreement by Seller, nor the consummation by Seller of the transactions contemplated hereby, nor compliance by Seller with any of the provisions hereof will (a) conflict with or result in any breach of any provisions of the certificate of incorporation or bylaws of the Seller, (b) result in a violation, or breach of, or constitute (with or without due notice or lapse of time) a default (or give rise to any right of termination, cancellation, vesting, payment, exercise, acceleration, suspension or revocation) under any of the terms, conditions or provisions of any contract, agreement or arrangement that is included as an Asset or any material note, bond, mortgage, deed of trust, security interest, indenture, license, contract, agreement, plan or other instrument or obligation to which Seller is a party or by which the properties or Assets related to the Business may be bound or affected or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or the Assets, except in the case of clauses (b) or (c) for violations, breaches, defaults, terminations, cancellations, accelerations, creations, impositions, suspensions or revocations that would not be reasonably likely to have a Material Adverse Effect.

Section 4.9       Absence of Litigation/Legal Matters

Except as set forth on Schedule 4.9 attached hereto and incorporated herein by this reference verbatim and at length (said Schedule 4.9 having been presented to Purchaser and its counsel in final form well prior to Closing), (i) there is no claim, action, suit, litigation, investigation, inquiry, review, or proceeding pending against, or, to the Best Knowledge of Seller, threatened against or affecting, Seller in regard, including, but not limited to, the Business or the Assets, before or by any court, arbitrator, panel, agency or other governmental, administrative or judicial entity in the United States of America or elsewhere, and (ii) Seller is not subject to any judgment, decree, writ, injunction or order of any governmental, administrative or judicial authority in the United States of America or elsewhere. To the Best Knowledge of Seller, the Business is being conducted in full compliance with all laws, ordinances, codes, rules, regulations, standards, judgments, decrees, writs, rulings, injunctions, orders and other requirements of all governmental, administrative or judicial entities in the United States of America or elsewhere (collectively, "Legal Requirements") applicable to the Business and the Assets. Seller holds all licenses, franchises, permits, registrations, certificates, consents, approvals, rights or authorizations (collectively "Permits") required by all applicable Legal Requirements, (iii) Seller owns or holds all Permits material to the conduct of the Business and (iv) no event has occurred and is continuing which permits, or after notice or lapse of time or both would permit, any modification or termination of any Permit or violation of any Legal Requirement. Seller (A) has not received any notice asserting any noncompliance with any Legal Requirements or Permit, or (B) is not subject to any Legal Requirements or Permit which if enforced against or complied with by Seller would have a Material Adverse Effect on the Business. No governmental, administrative or judicial authority has given notice of any intention to initiate any investigation, inquiry or review involving Seller or the Business.

Section 4.10      Labor Relations

Seller has paid or made provision for the payment of all salaries and accrued wages and has complied in all respects with all applicable laws, rules and regulations relating to the employment of labor, including those relating to wages, hours, collective bargaining and the payment and withholding of taxes, and has withheld and paid to the appropriate government authority, or is holding for payment not yet due to such authority, all amounts required by law or agreement to be withhold from the wages or salaries of its employees, as any of such relates to the Business. If applicable, Seller has filed all necessary documents and obtained all necessary approval in connection with claiming Targeted Job Credits under Section 51 of the Internal Revenue Code of 1986, as amended (the "Code"), and true and complete copies of all written Company Agreements relating to the participation by Seller in any targeted job program have heretofore been made available or delivered to Purchaser. There are no controversies pending or threatened between Seller and any labor union or other collective bargaining unit representing any employees of Seller or other employees of Seller. Except as set forth on Schedule R hereto, (i) no union or other collective bargaining unit has been certified or recognized by Seller as representing any of their employees and (ii) during the past ten (1) years, (A) no strike, work stoppage, slowdown or similar labor disruption has been recommended by any labor union or collective bargaining unit representing any employees of Seller; (B) nor has the membership of such union or unit voted on any call for a strike, work stoppage, slowdown or similar labor disruption; (C) nor has any strike, work stoppage, slowdown or similar labor disruption occurred with respect to such employees and (D) no lawsuit, claim or other proceeding or cause of action has occurred between the Seller and any employee which has not been set forth on Schedule 10.

Section 4.11      Employment

Set forth on Schedule 4.11 attached hereto and incorporated herein by this reference verbatim and at length is a true and complete list (relating to the Business) of:

     (a) each stock purchase, option, stock ownership, deferred compensation, performance, bonus, incentive, expense reimbursement, vacation pay, holiday pay, insurance, severance, retirement, excess benefit or other plan, trust, arrangement or standard policy with respect to the Seller's employees, whether written or oral, which Seller maintains or to which Seller is required to make contributions;

     (b) each other agreement, arrangement, commitment, understanding or dispute of any kind, whether written or oral, with any current or former employee or associate of Seller pursuant to which payments may be required to be made at any time following the date hereof (including, without limitation, any employment, deferred compensation, severance, supplemental pension, termination or consulting agreement or other arrangement);

True and complete copies of all of the written plans, arrangements and agreements referred to on Schedule 4.11 ("Compensation Commitments"), and all employee or employment policy manuals relating to employees of Seller have heretofore been delivered to Purchaser together with, where prepared by or for Seller, any valuation, actuarial or other financial reports with respect to each Compensation Commitment for the last five (5) years. An accurate and complete written summary has been provided to Purchaser with respect to any Compensation Commitment which is unwritten.

     (c)  Each Compensation Commitment:

          (i) has been operated, since its inception, in accordance with its terms;

          (ii) is not currently under investigation, audit or review by the Internal Revenue Service and/or the United States Department of Labor, and, to the Best Knowledge of Seller, no such action is contemplated or under consideration;

          (iii) has no liability for any federal, state, local or foreign taxes;

          (iv) has no claims subject to dispute or litigation except as disclosed on Schedule Q hereof;

          (v) has met all material applicable requirements, if any, of the Code; and

          (vi) has operated since its inception in material compliance with the reporting and disclosure requirements imposed under any Legal Requirements and the Code.

Section 4.12      Taxes

Seller, and for any period during all or part of which the tax liability of any other corporation or other entity was determined to be on a combined or consolidated basis with Seller, such other corporation or other entity (as such relates to the Business), have timely filed all federal, state, local and foreign tax returns, information reports and declarations required to be filed (or have obtained or timely applied for an extension with respect to such filing(s) and have disclosed same to Purchaser) and have paid, or made adequate provision for the payment of, all Taxes (as defined below) which are due pursuant to said returns or pursuant to an assessment(s) received by Seller or any such other corporation or entity. As used herein, "Taxes" shall mean all taxes, fees, levies or other assessments including, but not limited to, income, excise, property, sales, use, franchise, foreign, withholding, Social Security and unemployment taxes imposed by the United States, any state, county, local or foreign government or any agency or subdivision thereof or taxing authority therein, and any interest, penalties or additions to tax relating to such taxes, charges, fees, levies or other assessments.

Section 4.13      Inventories and Deferred Services

The values at which Seller's inventories and deferred services to be performed are carried on the Financial Statements reflect the normal inventory valuation and contract valuation policies of Seller and such values are in conformity with GAAP, consistently applied.

Section 4.14      Insurance

All of Seller's Assets utilized in the Business which are of an insurable character are insured by Seller against loss or damage by fire and other risks to the extent and in the manner customary for companies engaged in similar businesses or owning similar assets. Set forth on Schedule 4.14 attached hereto and incorporated herein by this reference verbatim and at length is a list of all policies for such insurance and Seller previously have furnished to Purchaser true and complete copies of all such policies. All such policies are in full force and effect and Seller represent that they have not received any notification of cancellation or claim with respect thereto.

Section 4.15      Binding Nature

This Agreement shall be, when duly executed and delivered, a legally binding obligation of the Seller enforceable in accordance with its terms.

Section 4.16      Non-Merger and Survival

The representations and warranties of Seller contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Purchaser, the representations and warranties of Seller shall survive the Closing.

                                    ARTICLE V
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Purchaser represents and warrants that as of the date hereof and as of the Closing Date, the following representations shall be true and correct and in full force and effect:

Section 5.1       Organization and Good Standing

Veridium and EnviroSafe are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware and Massachusetts, respectively, and have the corporate power and authority to operate and to carry on its business as now being conducted. Purchaser is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where qualification as a foreign corporation or otherwise is required to conduct the Business.

Section 5.2       Authority, Approvals and Consents

Purchaser has the corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by the Board of Directors of Purchaser and by their respective stockholders and no other corporate or other proceedings on the part of Purchaser are necessary to authorize and approve this Agreement and the transactions contemplated hereby. Purchaser hereby expressly represents that they have fully and properly complied with all aspects of applicable Delaware and Massachusetts, as relevant, corporate law in entering into this Agreement and for consummating the transactions contemplated hereunder. This Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

Section 5.3       Consents and Approvals

No consent, approval, or authorization of, or declaration, filing, or registration with, any Governmental Entity will be required to be made or obtained by Purchaser in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby.

Section 5.4       Binding Nature

This Agreement shall be, when duly executed and delivered, a legally binding obligation of the Seller enforceable in accordance with its terms.

Section 5.5       Non-Merger and Survival

The representations and warranties of Purchaser contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Seller, the representations and warranties of Purchaser shall survive the Closing.

Section 5.6       Indemnity

Purchaser agrees to indemnify and save harmless Seller from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Purchaser to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Purchaser to Seller hereunder.

                                   ARTICLE VI
                                    COVENANTS

Section 6.1       Conduct of Business by the Seller Pending the Closing.

The Seller hereby covenants, represents and warrants to the Purchaser that pending completion of the Closing unless otherwise agreed to in writing by the
Purchaser:

     (a) the Seller shall not engage in any sale, enter into any transaction, contract or commitment, incur liability or obligation or make any disbursement not in the ordinary course of the Business, including, without limitation, the payment, of any kind and in any amount, to the Seller's shareholders (or their affiliates), and the declaration and/or payment of any dividends, purchase, redemption or other distributions with respect to the Seller's capital stock;

     (b) the Seller shall carry and continue in force through the Closing, all existing insurance coverages including without limitation to theft, liability and other insurance as set forth in Schedule 6.1(b). For any loss occurring between the date of this Agreement and the Closing Date, the parties rights and liabilities thereunder shall be determined as follows:

          (i) Casualty Prior to Closing. The risk of any loss, destruction or other damage, other than ordinary wear and tear, between the date of execution hereof and the completion of the Closing, shall be solely that of the Seller. If before the completion of the Closing, any of the Seller's machinery or equipment which is the subject of this Agreement is damaged by fire, casualty or any other cause: (A) if the replacement or repair cost is $10,000 or more, the Purchaser may either: (x) terminate this Agreement without liability or (y) complete the Closing hereunder in which event the Purchaser shall be entitled to a credit to the insurance proceeds arising with respect to such damage, and (B) if such replacement or repair cost, as the case may be, is less than $10,000, the Purchaser shall be obligated to complete the Closing hereunder and shall be entitled to the insurance proceeds arising with respect to such damage.

     (c) the Seller shall not amend, modify or terminate any agreement related to the Business to which it is a party except in the ordinary course of business;

     (d) the Seller shall use its best efforts to preserve the Business and maintain all of its equipment and records in good order and keeping the same available for the Purchaser and further to preserve for the Purchaser the goodwill of suppliers, customers and others having business relationships with the Seller; and,

     (e) the Seller shall give the Purchaser prompt notice of all events prior to Closing which may materially relate to any term of this Agreement.

Section 6.2       Access and Information

The Seller shall afford to the Purchaser and to the Purchaser's financial advisors, legal counsel, accountants, consultants, financing sources and other authorized representatives reasonable access during normal business hours throughout the period prior to the Closing Date to the books, records, properties and personnel of the Seller, the Selling Subsidiaries and the Transferred Subsidiaries relating to the Business and, during such period, shall furnish reasonably promptly to the Purchaser such information as the Purchaser reasonably may request. All such information disclosed to the Purchaser shall remain subject to the Confidentiality Agreement. Without limitation of the other provisions of this Section 6.2, the Seller shall permit the Purchaser or its consultant, in accordance with a mutually acceptable confidentiality agreement entered into by the Purchaser, the Seller and, if relevant, the Purchaser's consultant, to migrate any data concerning the Business which the Purchaser shall deem appropriate onto a server maintained by the Purchaser or its consultant but using the Purchaser's software programs. It is the Purchaser's intent that if the Closing shall occur, the Purchaser shall have immediate access to such migrated data in order to operate the Business and comply with the Purchaser's reporting obligations for the combined operations of the Purchaser and the Business under applicable securities laws. If the Closing shall not occur, such consultant shall destroy all of such migrated data in compliance with such confidentiality agreement.

Section 6.3       Additional Matters

Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

Section 6.4       Additional Financial Information

On or prior to the Closing Date, the Purchaser shall have received from the Seller the Financial Statements as of December 31, 2004, December 31, 2003, and December 31, 2002. The Seller will provide the Purchaser with monthly Financial Statements and income statements for the Business as prepared in the ordinary course and consistent with past practice by the finance and accounting staff of the Business for each month after December 2004 until the Closing for which the Seller has closed the accounting books of the Business, which statements shall be delivered within forty-five (45) days after each such closing.

Section 6.5       Indemnification

The Parties shall indemnify each other as set forth below:

          (i) Seller shall indemnify and hold harmless Purchaser and each of its affiliates or other related entities from and against any and all losses, damages, liabilities and claims (including legal fees and costs) arising out of, based upon or resulting from any inaccuracy as of the date hereof or as of the Closing Date of any representation or warranty of Seller which are contained in or made pursuant to this Agreement or any breach by Seller of any obligations contained in or made pursuant to this Agreement including, without limitation, with respect to all liabilities, commitments and obligations of Seller.

          (ii) Purchaser shall indemnify and hold harmless Seller from any and all losses, damages, liabilities and claims arising out of, based upon or resulting from any inaccuracy as of the date hereof or as of the Closing Date of any representation or warranty of Purchaser which is contained in or made pursuant to this Agreement or any breach by Purchaser of any of its obligations contained in or made pursuant to this Agreement.

          (iii)As a material inducement to Purchaser entering into and consummating the transaction contemplated hereunder, Seller does hereby agree to hold Purchaser completely free and harmless and indemnify Purchaser from and against any and all claims which Seller has or may have against any stockholder, member, director, officer, agent or other Person related to Seller whatsoever. Purchaser shall have no obligation whatsoever to participate in any litigation or other action between Seller and any stockholder, member, director, officer, agent or other Person related to Seller, and if Purchaser is forced to participate in any such action, Seller shall be solely responsible for any and all costs incurred by Purchaser in connection therewith, including, without limitation, all economic costs incurred by Purchaser and payment of reasonable attorneys fees and costs.

                                   ARTICLE VII
                              CONDITIONS PRECEDENT

Section 7.1       Conditions Precedent in Favor of the Seller

The obligation of Seller to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing Date of the following additional conditions:

     (a) the Purchaser shall have performed in all material respects its obligations under this Agreement required to be performed by the Purchaser at or prior to the Closing Date; and,

     (b) each of the representations and warranties of the Purchaser contained in this Agreement shall be true and correct as of the Closing Date as if made at and as of such date, except where the failure of such representation and warranty to be true and correct would not have a material adverse effect on the Purchaser or the transactions contemplated by this Agreement.

The conditions precedent set out in this section are inserted for the exclusive benefit of Seller and any such condition may be waived in whole or in part by Seller at or prior to the Closing by delivering to Purchaser a written waiver to that effect signed by Seller. In the event that the conditions precedent set out in this section are not satisfied on or before the Closing, Seller shall be released from all obligations under this Agreement.

Section 7.2       Conditions Precedent in Favor of the Purchaser

The obligation of the Purchaser to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing Date of the following additional conditions:

     (a)  the  Seller  shall  have  performed  in  all  material   respects  its
          obligations under this Agreement required to be performed by the Seller at or prior to the Closing Date;

     (b) each of the representations and warranties of the Seller contained in this Agreement shall be true and correct as of the Closing Date as if made at and as of such date;

     (c) the Purchaser and Paul Connors shall have entered into a mutually satisfactory employment agreement (attached hereto as Exhibit B);

     (d) the successful completion by the Purchaser of that level of due diligence the Purchaser deems reasonably required;

     (g) the Seller's Assets are fee and clear of all perfected, filed and recorded liens, charges and encumbrances except those noted in
          Schedule 2.2. The instruments of assignment, transfer and bill of sale of Seller's Assets to the Purchaser will comply in all respects with the terms of this Agreement and are sufficient to vest in the Purchaser all of the Seller's right, title and interest in respect to all of the Seller's Assets being sold and/or transferred hereunder; and,

     (h) Opinion of Sellers' Counsel. Purchaser shall have been furnished with the opinion of Hermes, Netburn, O'Connor & Spearing, P.C. attorneys at law, counsel for Seller, dated the Closing Date, in form and substance satisfactory to Purchaser and Purchasers' counsel, as to the following
          (i) the good standing and authority of Seller to carry on the Business and own the Assets, (ii) that all appropriate corporate or business entity actions necessary to complete the transactions contemplated hereunder have been taken, (iii) Seller's proper execution and delivery of this Agreement, the schedules hereto and any other documents required or necessary hereunder and the validity and binding legal effect thereof and of Seller's obligations hereunder, (iv) Seller's good and marketable title to the Assets, (v) disclosure of litigation, proceedings or investigations pending or threatened against Seller or which Seller's counsel is aware, (vi) that this Agreement does not violate any other agreement of which Seller's counsel is aware, and (vii) that the documents conveying title to Seller's interest in the Assets are valid and legally binding. In rendering the foregoing opinions, such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of Purchaser and by government officials and upon such other documents and data as such counsel deems appropriate as a basis for their opinions. Such counsel may specify the jurisdiction or jurisdictions in which they are admitted to practice, that they are not admitted to the Bar in any other jurisdiction or experts in the law of any other jurisdiction and that such opinions are limited accordingly. If such counsel is not authorized to practice law in the Commonwealth of Massachusetts, Purchaser may require Seller's counsel to obtain an opinion from counsel authorized to practice law in such jurisdiction(s).

The conditions precedent set out in this section are inserted for the exclusive benefit of Purchaser and any such condition may be waived in whole or in part by Purchaser at or prior to the Closing by delivering to Seller a written waiver to that effect signed by Purchaser. In the event that the conditions precedent set out in this section are not satisfied on or before the Closing, Purchaser shall be released from all obligations under this Agreement.

Section 7.3       Nature of Conditions Precedent

The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

                                  ARTICLE VIII
                       TERMINATION, AMENDMENT, AND WAIVER

Section 8.1       Termination Events

This Agreement may be terminated at any time prior to the Closing Date as follows:

     (a)  by mutual written agreement of the Purchaser and the Seller;

     (b) by the Seller (provided that the Seller is not then in material breach of any representation, warranty, covenant or other agreement contained herein for which the Purchaser shall have previously notified the Seller), if there has been a breach by the Purchaser of any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation and warranty shall have become untrue, and such breach or condition has not been promptly cured within 30 days following receipt by the Purchaser of written notice of such breach;

     (c) by the Purchaser (provided that the Purchaser is not then in material breach of any representation, warranty, covenant or other agreement contained herein for which the Seller shall have previously notified the Purchaser), if there has been a breach by the Seller of any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation and warranty shall have become untrue, and such breach or condition has not been promptly cured within 30 days following receipt by the Seller of written notice of such breach; and,

     (d) by the Purchaser (provided that the Purchaser is not then in material breach of any representation, warranty, covenant or other agreement contained herein) at or prior to the Closing Date, if the Purchaser is not satisfied with its due diligence review of the Business.

Section 8.2       Effect of Termination and Abandonment

In the event of termination of this Agreement pursuant to this Article VIII, written notice thereof shall be given as promptly as practicable to the other party to this Agreement and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein (a) there shall be no liability or obligation on the part of the Seller, the Purchaser, or their respective officers, directors and Affiliates, and all obligations of the parties shall terminate, except for (i) the obligations of the parties pursuant to the Confidentiality Agreement, and (ii) that a party that is in material breach of its representations, warranties, covenants, or agreements set forth in this Agreement shall be liable for damages occasioned by such breach, including without limitation any expenses, including the reasonable fees and expenses of attorneys, accountants and other agents, incurred by the other party in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Purchaser shall not be deemed to be in material breach of this Agreement solely by reason of its inability to satisfy one or more of the conditions set forth in Section 7.2 if the Purchaser is attempting to satisfy such conditions in good faith.

                                   ARTICLE IX
                               GENERAL PROVISIONS

Section 9.1       Expenses

Each of the Parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, or others engaged by such Party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

Section 9.2       Notices

All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed given upon (a) confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) the expiration of five (5) business days after the day when mailed by registered or certified mail (postage prepaid, return receipt requested), addressed to the respective parties at the following addresses (or such other address for a party as shall be specified by like notice):

         (a) If to the Purchaser, to:

                  Veridium Corporation
                  14B Jan Sebastian Drive
                  Sandwich, Massachusetts 02563
                  Attn: James Green, President and Chief Executive Officer

                  with a copy to:

                  James Sonageri, Esq.
                  Sonageri & Fallon, PC
                  411 Hackensack Ave
                  Hackensack, New Jersey 07652

                  and,

         (b) If to the Seller, to:

                  North Country Environmental Services, Inc.
                  31 Granite Street, Suite 8
                  Milford, Massachusetts 01757
                  Attn: Paul Connors, Chief Executive Officer

                  with a copy to:

                  Kevin J. O'Connor, Esq.
                  Hermes, Netburn, O'Connor & Spearing, P.C.
                  111 Devonshire Street
                  Boston, MA 02109

Section 9.3       Assignments

This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the Parties hereto without the prior written consent of the other Party, except that this Agreement and such rights, interests and obligations may be assigned by Purchaser to one (1) or more Affiliates. Purchaser agrees that any such assignment shall not relieve Purchaser of its obligations hereunder.

Section 9.4       Entire Agreement

This Agreement (including the Schedules and any Exhibits hereto) embodies the entire agreement and understanding of the Parties with respect to the transactions contemplated hereby and supersedes all prior written or oral commitments, arrangements, understandings and agreements with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly sat forth herein.

Section 9.5       Modifications, Amendments and Waivers

At any time prior to the Closing, to the extent permitted by law, (i) Purchaser and Seller may, by written agreement, modify, amend or supplement any term or provision of this Agreement and (ii) any term or provision of this Agreement may be waived in writing by the Party which is entitled to the benefits thereof.

Section 9.6       Counterparts

This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one (1) and the same agreement and each of which shall be deemed an original. Each Party shall receive a fully signed copy of this Agreement.

Section 9.7       Governing Law

This Agreement shall be governed by the laws of the State of New Jersey and the United States of America (regardless of the laws that might be applicable under principles of conflicts of law or international law) as to all matters including, but not limited to, matters of validity, construction, effect and performance.

Section 9.8       Accounting Terms

All accounting terms used herein which are not expressly defined in this Agreement shall have the respective meanings given to them in accordance with generally accepted accounting principles on the date hereof.

Section 9.9       Specific Performance

Purchaser and Seller recognize that any breach of the terms this Agreement may give rise to irreparable harm for which money damages would not be an adequate remedy, and accordingly agree that any non-breaching party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy as a remedy of money damages. If specific performance is elected as a remedy hereunder, the electing Party shall be deemed to have waive any claim for other damages, except reasonable attorneys fees, costs of suit and expenses related to the enforcement of specific performance.

Section 9.10      Consent to Jurisdiction

Seller and Purchaser hereby submit and consent to the exclusive venue and jurisdiction of the Superior Court of the State of New Jersey, County of Bergen, in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waive and agree not to assert as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper. Seller and Purchaser agree that service of process may be made in any manner permitted by the laws of the State of New Jersey or the federal laws of the United States in any such action, suit or proceeding against Seller or Purchaser with respect to this Agreement, and Seller and Purchaser hereby irrevocably designate and appoint Kevin J. O'Connor, Esq., and James Sonageri, Esq., as their respective authorized agents upon which process may be served in any such action, suit or proceeding, it being understood that such appointment and designation shall become effective without any further action on the part of Seller or Purchaser. Service of process upon such authorized agent shall be deemed, in every respect, effective service of process upon Seller or Purchaser and shall remain effective until Seller or Purchaser shall appoint another agent for service or process acceptable to the other Party. Seller and Purchaser agree that final judgment (with all right of appeal having expired or been waived) against it in any such action, suit or proceeding shall be conclusive and that the other Party is entitled to enforce such judgment in any other jurisdiction by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of indebtedness arising from such judgment.

Section 9.11      U.S. Currency

All payments made under this Agreement at any time shall be made in the lawful currency of the United States of America.

Section 9.12      Risk of Loss

          (i) The risk of loss or damage to the Assets to be sold to Purchaser hereunder shall be borne by Seller until title or right to possession shall have passed to Purchaser on the Closing Date.

          (ii) If, prior to the Closing Date, any of the Assets shall be damaged or destroyed, the Purchase Price shall be adjusted for the value of the Assets so damages or destroyed and in such case Seller shall be solely entitled to any insurance proceeds paid or payable thereon.

          (iii)If, prior to the Closing Date, any of the Assets shall be damaged or destroyed or taken in condemnation proceedings or if the Business is materially affected to an extent which will materially adversely affect operations similar to those heretofore carried on by Seller, Purchaser, at its option, may
               (A) elect to become entitled to any proceeds of condemnation or insurance with respect to such loss or (B) cancel this Agreement. If so canceled, this Agreement will be of no force and effect, and in such event no Party hereto, or any of its officers, directors, employees, agents, consultants, stockholders or principals shall have any further liability obligation hereunder with respect thereto other than as specified herein.

Section 9.13      Transfer Documents

Seller agrees that the sale and transfer hereunder of the Assets shall be made on the Closing Date, as of the Closing Date, by bills of sale, assignments or other instruments of transfer as shall be appropriate to vest in Purchaser good, clear and marketable title to the Assets subject to liabilities expressly assumed by Purchaser pursuant to Section 2.3. From and after the Closing Date, upon the request of Purchaser, Seller shall do, execute, acknowledge and deliver all such further acts, assignments, transfers, instruments and conveyances as may reasonably be required to convey to and vest in Purchaser and protect its right, title and interest in and enjoyment of any of the Assets, and as may be appropriate to otherwise carry out the transactions contemplated by this Agreement. To the extent that the assignment of any of the Assets shall require the consent of other parties, this Agreement shall not constitute an assignment or agreement to assign the same if such action would constitute a breach of any contract or agreement relating to any of the Assets. Each of Seller and Purchaser agree to use its Best Efforts to obtain the consents of other parties to the sale and assignment hereunder to Purchaser. If any such consent is not obtained, Seller and Purchaser shall cooperate with each other in a reasonable arrangement designed to provide for Purchaser the benefits thereof and to permit the performance of remaining unfulfilled obligations thereunder by Purchaser. Failure of a Party to cooperate shall be actionable to the extent that said Party is responsible for act or omission complained of by the other Party.

Section 9.14      Allocation of Purchase Price

The Parties shall allocate the Purchase Price as their respective accountants shall mutually determine and shall execute and file identical IRS Forms 8594, Asset Acquisition Statement under Section 1060, of the Internal Revenue Code of 1986, as amended.

Section 9.15 THE PARTIES ACKNOWLEDGE THAT THEY HAVE EACH RECEIVED A COPY OF THIS AGREEMENT, THAT THEY HAVE READ AND FULLY UNDERSTAND THIS AGREEMENT, AND THAT THEY HAVE BEEN ADVISED TO SEEK AND HAVE EITHER SOUGHT OR WAIVED INDEPENDENT LEGAL COUNSEL OF THEIR CHOICE TO AID IN THEIR UNDERSTANDING HEREOF.

Section 9.16      Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and assigns.

Section 9.17      Parties in Interest

Nothing in this Agreement, express or implied, is intended to confer upon any Person not a Party to this Agreement any rights or remedies of any nature whatsoever under or by reason of this Agreement.

Section 9.18      Furnishing Information; Announcements

Sellers shall not issue any press releases or otherwise make any statement, public or otherwise, to any third party with respect to the transactions contemplated hereby without the prior written consent of Purchaser. Any notification of Sellers' employees of the transactions contemplated hereby shall be subject to prior approval by Purchaser. Any notices or other information to be disseminated shall be submitted to Purchaser prior to distribution or dissemination.

Section 9.19      Force Majeure

Neither Party hereto shall be liable for failure to perform any obligation under this Agreement if such failure to perform is caused by the occurrence of any contingency beyond the reasonable control of such Party, including, without limitation, fire, flood, strike or other industrial disturbance, failure of transport, accident, war, riot, insurrection, act of God or order of governmental agency or act of terrorism. Performance shall be resumed as soon as is possible after cessation of such cause. However, if such inability to perform continues for more than Ninety (90) days, the other Party may terminate this Agreement without penalty and without further notice.



IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.





VERIDIUM CORPORATION



By:      /S/ James Green
         --------------------------------------
             James Green
             President and Chief Executive Officer





ENVIROSAFE CORPORATION



By:      /S/ James Green
         -----------------------------------
             James Green
             President and Chief Executive Officer



NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.



By:      /S/ Paul Connors
         -----------------------------------
             Paul Connors
             President





NCES EQUIPMENT COMPANY, INC.



By:      /S/ Paul Connors
         ----------------------------------
             Paul Connors
             President